UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 2, 2004
                                 ---------------

                         CNL RESTAURANT PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

       Maryland                    001-15581                   59-3239115
(State or Other Jurisdiction                               (I.R.S. Employer
 of Incorporation)           (Commission File Number)     (Identification No.)

                 450 South Orange Avenue, Orlando, Florida 32801
          (Address, including zip code, of Principal Executive Offices)

        Registrant's telephone number, including area code (407) 540-2000


         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Ruler 13e-4(c) under the Exchange Act (17 CFR 240/13e-4(c))



         This form 8-K/A of the Registrant amends the Registrant's current report on Form 8-K filed December 3, 2004 to insert the date of the report on the cover page.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 6, 2004                 CNL RESTAURANT PROPERTIES, INC.

                                        By:


                                            /s/ STEVEN D. SHACKELFORD
                                            ----------------------------------
                                            Steven D. Shackelford
                                            Chief Financial Officer